                      ASSIGNMENT, ACCEPTANCE AND AMENDMENT

                              Dated October 4, 2001

         Reference is made to (i) that certain Participation and Credit Agreement, as amended and restated on December 22, 2000, (as the same may be amended or otherwise modified from time to time, the "Participation Agreement"), among El Paso New Chaco Company, L.L.C., a Delaware limited liability company (the "Company"), El Paso Corporation, a Delaware corporation ("El Paso"), El Paso Natural Gas Company, a Delaware corporation ("EPNG" and together with El Paso, the "Guarantors"), State Street Bank and Trust Company, not in its individual capacity but solely as trustee for the Chaco Liquids Plant Trust (the "Trustee"), the note holders parties thereto (the "Note Holders"), the certificate holder party thereto (the "Certificate Holder" and together with the Note Holders, the "Participants"), and The Chase Manhattan Bank (in its individual capacity, "Chase"), as agent for the Participants (in such capacity, the "Agent"); (ii) that certain Declaration of Trust dated as of February 9, 1995 (as the same may be amended or otherwise modified from time to time, the "Declaration of Trust"), by the Trustee; and (iii) that certain Lease Agreement dated as of February 9, 1995 (as the same may be amended or otherwise modified from time to time, the "Lease Agreement"), by and between the Trustee and the Company. Capitalized terms not defined herein shall have the meanings specified respectively in the Participation Agreement, the Declaration of Trust and the Lease Agreement.

         Pursuant to this Assignment, Acceptance and Amendment (this "Agreement"), Delos Offshore Company, L.L.C., a Delaware limited liability company (the "Assignee"), Chase, KBC Bank N.V. ("KBC"), The Sumitomo Bank, Limited ("Sumitomo Bank"), Royal Bank of Canada ("RBOC"), The Bank of New York ("BONY"), Societe Generale, Southwest Agency ("SGSA"), Societe Generale Financial Corporation ("SGFC" and together with Chase, KBC, Sumitomo Bank, RBOC, BONY and SGSA, the "Assignors" and individually, an "Assignor"), The Industrial Bank of Japan, Limited New York Branch ("IBOJ"), the Company, the Guarantors, the Agent and the Trustee (collectively, the "Parties") agree as follows:

         1. Each Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from each Assignor, that interest in and to all of such Assignor's rights and obligations under the Participation Agreement as of the date hereof which represents the Percentage Share specified on the Schedule 1 for such Assignor of all of its outstanding rights and obligations under the Participation Agreement, including, without limitation, such interest in such Assignor's Commitment and the Loans or Certificate Advances, as specified on the Schedule 1 for such Assignor, owing to such Assignor, and the Note or Certificate, as specified on the Schedule 1 for such Assignor, held by such Assignor. After giving effect to each such sale and assignment and to the Specific Prepayment (as hereinafter defined) to IBOJ contemplated to be made on the date hereof, the Assignee will be the sole Note Holder and the sole Certificate Holder.

         2. Each Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Participation

Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Participation Agreement or any other instrument or document furnished pursuant thereto; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Guarantors or the Company, or the performance or observance by the Guarantors or the Company of any of its obligations under the Participation Agreement or any other instrument or document furnished pursuant thereto; and (iv) attaches the Note or Certificate referred to in Paragraph 1 above and requests that the Agent exchange such Note or Certificate for a new Note or Certificate, as applicable, payable to the order of the Assignee, in an amount equal to the Commitment assumed by the Assignee pursuant hereto or new Note or Certificate, as applicable, payable to the order of the Assignee, in an amount equal to the Commitment assumed by the Assignee pursuant hereto and such Assignor in an amount equal to the Commitment retained by such Assignor under the Participation Agreement, respectively, as specified on Schedule 1 hereto.

         3. The Assignee (i) confirms that it has received a copy of the Participation Agreement, together with copies of the financial statements referred to in Section 7.01(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Agent or any Assignor and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Participation Agreement; (iii) confirms that it is an Eligible Assignee, as such term has been amended herein; (iv) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Participation Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (v) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Participation Agreement are required to be performed by it as a Participant; and
(vi) specifies as its address for notices the address set forth beneath its name on the signature pages hereof.

         4. Following the execution of this Agreement by the Parties, it will be delivered to the Agent for acceptance and recording by the Agent. The effective date of this Agreement shall be the date of acceptance thereof by the Agent, unless otherwise specified on Schedule 1 hereto (the "Effective Date").

         5. Upon such acceptance and recording by the Agent, as of the Effective Date, (i) the Assignee shall be a party to the Participation Agreement and, to the extent provided in this Agreement, have the rights and obligations of a Participant and a Note Holder and a Certificate Holder thereunder, and (ii) each Assignor shall, to the extent provided in this Agreement, relinquish its rights and be released from its obligations under the Participation Agreement; provided, however, that each Assignee shall continue to be entitled to the benefits of Sections 12.03 of the Participation Agreement and, to the extent applicable, to Section 12.20 of the Participation Agreement.

         6. Upon such acceptance and recording by the Agent, from and after the Effective Date, the Agent shall make all payments under the Participation Agreement and the Notes and Certificate in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and/or yield, as applicable, and commitment fees with respect thereto) to the

Assignee. Each Assignor and the Assignee shall make all appropriate adjustments in payments under the Participation Agreement and the Notes and Certificate for periods prior to the Effective Date directly between themselves.

         7. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Section 3.02 of the Participation Agreement (the "Original Section 3.02"). The Original Section 3.02 currently reads as follows:

              Section 3.02 Prepayments. On or after the Phase One Completion Date, the Company may upon (a) in the case of the Eurodollar Loans or Eurodollar Advances, at least (2) Business Days' notice and (b) in the case of Base Rate Loans or Base Rate Advances, telephonic notice not later than 12:00 noon (New York City time) on the date of prepayment, to the Agent which specifies the proposed date and aggregate principal amount of the prepayment and the Type of Loans or Certificate Advances to be prepaid, and if such notice is given the Company, as agent for the Trustee, shall prepay the outstanding principal amounts of the Loans comprising the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid or the outstanding principal amounts of the Certificate Advances in whole or in part, together with accrued yield to the date of such prepayment on the amount prepaid; provided, however, that (i) each partial prepayment of Loans shall be in an aggregate principal amount not less than $3,000,000 or an integral multiple of $500,000 in excess thereof, and (ii) in the event of any such prepayment of any Eurodollar Loan or Eurodollar Advance on any day other than the last day of the Eurodollar Period for such Eurodollar Loan or Eurodollar Advance, the Company, as agent for the Trustee, shall be obligated to reimburse the Note Holders and/or Certificate Holders (as applicable) in respect thereof pursuant to, and to the extent required by, Section 5.07; provided, further, however, that the Company will use its best efforts to give notice to the Agent of the proposed prepayment of Base Rate Loans or Base Rate Advances on the Business Day prior to the date of such proposed prepayment Any prepayment pursuant to this Section 3.02 shall be allocated among the Loans and Certificate Advances to achieve or maintain consistency with the ratio set forth in Section 2.02(c); or if, after giving effect to such prepayment, it is not possible to achieve or maintain such ratio, the such prepayment will be allocated among the Loans and Certificate Advances in the manner which most closely approximates such ratio. In no event shall any prepayment be allowed which results in the Certificate Advances being less than 3% of the aggregate amount of all Loans and Certificate Advances then outstanding.

         The Original Section 3.02 shall be amended, restated, superseded and replaced with the following amended text of Section 3.02 of the Participation Agreement, effective upon consummation of all of the assignments described in paragraph 1 above:

              Section 3.02 Prepayments. On or after the Phase One Completion Date, the Company, at its own election, may either (a) prepay to any one Note Holder the outstanding principal amount of the Loan or Loans advanced by such Note Holder together with accrued interest to the date of such prepayment (a "Specific Prepayment"); or (b) prepay, without specification to any one Note Holder, the outstanding principal amounts of the Loans comprising the same Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the amount prepaid or the outstanding principal amounts of the Certificate Advances in whole or in part, together with accrued yield to the date of such prepayment on the amount prepaid (a "General Prepayment"); provided, however, that (i) each General Prepayment that is a partial prepayment of Loans shall be in an aggregate principal amount not less than $3,000,000 or an integral multiple of $500,000 in excess thereof, and (ii) in the event of any such General Prepayment that is a prepayment of any Eurodollar Loan or Eurodollar Advance on any day other than the last day of the Eurodollar Period for such Eurodollar Loan or Eurodollar Advance, the Company, as agent for the Trustee, shall be obligated to reimburse the Note Holders and/or Certificate Holders (as applicable) in respect thereof pursuant to, and to the extent required by, Section 5.07; provided, further, however, that the Company will use its best efforts to give notice to the Agent of the proposed General Prepayment of Base Rate Loans or Base Rate Advances on the Business Day prior to the date of such proposed General Prepayment. Any General Prepayment pursuant to this
              Section 3.02 shall be allocated among the Loans and Certificate Advances to achieve or maintain consistency with the ratio set forth in Section 2.02(c); or if, after giving effect to such General Prepayment, it is not possible to achieve or maintain such ratio, then such General Prepayment will be allocated among the Loans and Certificate Advances in the manner which most closely approximates such ratio. Prior to any prepayment (whether General or Specific), the Company shall give (i) in the case of Eurodollar Loans or Eurodollar Advances, at least two (2) Business Days' notice and (ii) in the case of Base Rate Loans or Base Rate Advances, telephonic notice not later than 12:00 noon (New York City time) on the date of prepayment, to the Agent which specifies, in the case of a Specific Prepayment, the name of the Note Holder to be prepaid, the proposed date and aggregate principal amount of the prepayment and the Type of Loans or Certificate Advances to be prepaid, and in the case of a General Prepayment, the proposed date and aggregate principal amount of the prepayment and the Type of Loans or Certificate Advances to be prepaid.

         8. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Sections 4.02(b) and (c) of the Participation Agreement (the "Original Sections 4.02(b) and (c)"). The Original Sections 4.02(b) and (c) currently reads as follows:

              (b) each payment of Loans by or for the account of the Trustee shall be made for the account of the Note Holders pro rata in accordance with the respective unpaid amount of the Notes held by the Note Holders; (c) each payment of interest on Loans by or for the account of the Trustee shall be made for the account of the Note Holders pro rata in accordance with the amounts of interest due and payable to the respective Note Holders;

         The Original Sections 4.02(b) and (c) shall be amended, restated, superseded and replaced with the following amended text of Sections 4.02(b) and
(c), effective upon consummation of all of the assignments described in paragraph 1 above:

                      (b) except with respect to a Specific Prepayment, each
              payment of Loans by or for the account of the Trustee shall be made for the account of the Note Holders pro rata in accordance with the respective unpaid amount of the Notes held by the Note Holders; (c) except with respect to a Specific Prepayment, each payment of interest on Loans by or for the account of the Trustee shall be made for the account of the Note Holders pro rata in accordance with the amounts of interest due and payable to the respective Note Holders.

         9. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Section 11.08 of the Participation Agreement (the "Original Section 11.08"). The Original Section 11.08 currently reads as follows:

              Section 11.08 Resignation or Removal of Agent. The Agent may resign at any time by giving written notice thereof to the Participants, the Trustee and the Company and may be removed at any time with or without cause by the Majority Participants. Upon any such resignation or removal, the Majority Participants shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Participants and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Participant's removal of the retiring Agent, then such retiring Agent may, on behalf of the Participants, appoint a successor Agent, which shall be a Note Holder and a commercial bank organized, or authorized to conduct a banking business, under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at lease $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, each successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Operative Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this
              Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         The Original Section 11.08 shall be amended, restated, superseded and replaced with the following amended text of Section 11.08 of the Participation Agreement, effective upon consummation of all of the assignments described in paragraph 1 above:

              Section 11.08 Resignation or Removal of Agent. The Agent may resign at any time by giving written notice thereof to the Participants, the Trustee and the Company and may be removed at any time with or without cause by the Majority Participants. Upon any such resignation or removal, the Majority Participants shall have the right to appoint a successor Agent. If no successor Agent shall have been so appointed by the Majority Participants and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Participant's removal of the retiring Agent, then such retiring Agent may, on behalf of the Participants, appoint a successor Agent, which may be any Person. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, each successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement and the other Operative Documents. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article XI shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

         10. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of the first clause of the first sentence of
Section 12.06(b) of the Participation Agreement (the "Original Section 12.06(b)"). The Original Section 12.06(b) currently reads as follows:

                  (b) Each Participant may assign to one or more banks or other financial institutions all or a portion of its rights and obligations under this Agreement (including all or a portion of its Loan Commitment or Certificate, the Loans or Certificate Advances owing to it and the Note or Certificate held by it);

         The Original Section 12.06(b) shall be amended, restated, superseded and replaced with the following amended text of the first clause of the first sentence of Section 12.06(b) of the Participation Agreement, effective upon consummation of all of the assignments described in paragraph 1 above:

              (b) Each Participant may assign to one or more Persons all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loan Commitment or Certificate, the Loans or Certificate Advances owing to it and the Note or Certificate held by
                     it).

         11. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Section 12.06(i) of the Participation Agreement (the "Original Section 12.06(i)"). The Original Section 12.06(i) currently reads as follows:



                  (i) Notwithstanding any other provision of this Agreement or any Operative Document, neither the Company nor any of its Affiliates
         (i) may acquire any of the Notes unless the Company or such Affiliate acquires all of the Notes in a single transaction and thereby become bound by the provisions of Section 11.02 and 12.01 or (ii) may acquire any of the Certificates unless the Company or such Affiliate acquires all of the Certificates in a single transaction and has previously acquired all the Notes in a single transaction.

         The Original Section 12.06(i) shall be amended, restated, superseded and replaced with the following amended text of Section 12.06(i), effective upon consummation of all of the assignments described in paragraph 1 above:

                  (i) Notwithstanding any other provision of this Agreement or any other Operative Document, neither the Company nor any of its Affiliates (i) may acquire any of the Notes unless the Company or such Affiliate acquires all of the Notes in a single transaction (such a single transaction may include the substantially contemporaneous prepayment in full of all Notes not otherwise acquired by the Company or such Affiliate) and thereby become bound by the provisions of Sections 11.02 and 12.01 or (ii) may acquire any of the Certificates unless the Company or such Affiliate acquires all of the Certificates in a single transaction and has previously acquired all of the Notes in a single transaction.

         12. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of the definition of "Eligible Assignee" in
Schedule 1.02 of the Participation Agreement (the "Original Definition"). The Original Definition currently reads as follows:

              "Eligible Assignee" shall mean, with respect to any particular assignment under Section 12.06 of the Participation Agreement, any bank or other financial institution approved in writing by the Parent expressly with respect to such assignment and, except as to such assignment by Chase so long as Chase is the Agent hereunder, the Agent as an Eligible Assignee for purposes of the Participation Agreement, provided that (a) neither the Agent's nor the Parent's approval shall be unreasonably withheld and (b) neither the Agent's nor the Parent's approval shall be required if the assignee is another Participant or an Affiliate of the assigning Participant.

         The Original Definition shall be amended, restated, superseded and replaced with the following amended definition of "Eligible Assignee" in
Schedule 1.02 of the Participation Agreement, effective upon consummation of all of the assignments described in paragraph 1 above:

              "Eligible Assignee" shall mean, with respect to any particular assignment under Section 12.06 of the Participation Agreement, any Person approved in writing by the Parent expressly with respect to such assignment and, except as to such assignment by Chase so long as Chase is the Agent hereunder, the Agent as an Eligible Assignee for purposes of the Participation Agreement, provided that (a) neither the Agent's nor the Parent's approval shall be unreasonably withheld and (b) neither the Agent's nor the Parent's approval shall be required if the assignee is another Participant or an Affiliate of the assigning Participant.

         13. The Parties have agreed and now desire to further amend and modify
Schedule 1.02 of the Participation Agreement, effective upon consummation of all of the assignments described in paragraph 1 above, by adding the following two definitions, each to be added in its respective alphabetical sequence:

              "General Prepayment" shall have the meaning assigned to such term in Section 3.02(b) of the Participation and Credit Agreement.

               "Specific Prepayment" shall have the meaning assigned such term in Section 3.02(a) of the Participation and Credit Agreement.

         14. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of the final sentence of Section 4.02(a) of the Declaration of Trust (the "Original Section 4.02(a)"). The Original Section 4.02(a) currently reads as follows:

              Any banking institution or trust company becoming a successor Trustee hereunder shall be deemed the "Trustee" for all purposes hereof, and each reference herein to the Trustee shall thereafter be deemed a reference to such banking institution or trust company.

         The Original Section 4.02(a) shall be amended, restated, superseded and replaced with the following amended final sentence of Section 4.02(a) of the Declaration of Trust, effective upon consummation of all of the assignments described in paragraph 1 above:

              Any Person becoming a successor Trustee hereunder shall be deemed the "Trustee" for all purposes hereof, and each reference herein to the Trustee shall thereafter be deemed a reference to such Person.

         15. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Section 4.02(c) of the Declaration of Trust (the "Original Section 4.02(c)"). The Original Section 4.02(c) currently reads as follows:

              (c) Any successor to the Trustee, however constituted, shall be a bank or trust company organized and existing under the laws of the United States of America or any state thereof and having capital funds as of the date of appointment of such successor (as shown by its most recent financial statement distributed to its shareholders) aggregating at least $100,000,000, if there shall be such a bank or trust company willing and legally qualified to accept and perform the trusts hereunder and the duties mentioned herein upon reasonable or customary terms.

         The Original Section 4.02(c) shall be amended, restated, superseded and replaced with the following amended text of Section 4.02(c) of the Declaration of Trust, effective upon consummation of all of the assignments described in paragraph 1 above:

                  (c) Any successor to the Trustee, however constituted, shall be any Person, if there shall be such a Person willing to accept and perform the trusts hereunder and the duties mentioned herein upon reasonable or customary terms.

         16. The Parties have agreed and now desire to amend, restate, supersede and replace the original text of Section 12(b) of the Lease Agreement (the "Original Section 12(b)"). The Original Section 12(b) currently reads:

              (b) The Lessor will not directly or indirectly sell, transfer or otherwise dispose of, or create, or permit to be created or to remain, and will discharge, any Lien of any nature whatsoever on, in or with respect to its interest in the Facility arising by or through it or its actions, except Permitted Liens;

         The Original Section 12(b) shall be amended, restated, superseded and replaced, effective upon consummation of all of the assignments described in paragraph 1 above, by deleting the Original Section 12(b) in its entirety and replacing it with "Intentionally Deleted."

         17. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         18. Except as expressly amended, modified and supplemented hereby, the provisions of the Participation Agreement and the other Operative Documents are and shall remain in full force and effect.

         19. This Agreement may be executed by one or more of the Parties on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.



                                    ********

         IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


ASSIGNORS:                      THE CHASE MANHATTAN BANK

                                By: /s/ STEVEN WOOD
                                   ---------------------------------------------
                                Name:   Steven Wood
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                270 Park Avenue, 8th Floor
                                New York, New York  10017

                                Address for Notices:

                                140 East 45th Street, 29th Floor
                                New York, New York  10017
                                Telecopier No.: (212) 622-0002
                                Telephone No.:  (212) 622-8433
                                Attention:      Maggie Swales

                                Copy To:

                                270 Park Avenue, 21st Floor
                                New York, New York  10017
                                Telecopier No.: (212) 270-4647
                                Telephone No.:  (212) 383-0361
                                Attention:      Steve Wood


              [Assignment, Acceptance and Amendment Signature Page]

                                KBC BANK N.V.

                                By:   /s/ ROBERT SRAUFFER
                                      ------------------------------------------
                                Name:     Robert Srauffer
                                      ------------------------------------------
                                Title:    First Vice President
                                      ------------------------------------------

                                By:   /s/ ERIC RASKIN
                                      ------------------------------------------
                                Name:     Eric Raskin
                                      ------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                125 W. 55th Street, 10th Floor
                                New York, New York  10019

                                Address for Notices:

                                125 W. 55th Street, 10th Floor
                                New York, New York  10019
                                Telecopier No.: (212) 956-5581
                                Telephone No.:  (212) 541-0657
                                Attention:      Lynda Resuma

                                Copy To:

                                Mr. Kyle Cruel, Associate
                                KBC BANK N.V.
                                Atlanta Representative Office
                                1349 West Peachtree Street
                                Suite 1750
                                Atlanta, GA  30309
                                Telecopier No.: (404) 876-2556
                                Telecopier No.: (404) 876-3212


              [Assignment, Acceptance and Amendment Signature Page]

                                SUMITOMO MITSUI BANKING CORPORATION

                                By:   /s/  C. MICHAEL GARRIDO
                                      ------------------------------------------
                                Name:      C. Michael Garrido
                                      ------------------------------------------
                                Title:     Senior Vice President
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                277 Park Avenue, 6th Floor
                                New York, New York  10172

                                Address for Notices:

                                277 Park Avenue, 6th Floor
                                New York, New York  10172
                                Telecopier No.: (212) 224-4537
                                Telephone No.:  (212) 224-4090
                                Attention:      Kevin Saulnier


              [Assignment, Acceptance and Amendment Signature Page]

                                THE BANK OF NEW YORK

                                By:   /s/ PETER W. KELLER
                                      ------------------------------------------
                                Name:     Peter W. Keller
                                      ------------------------------------------
                                Title:    Vice President
                                      ------------------------------------------


                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                One Wall Street
                                New York, New York 10288

                                Address for Notices:

                                One Wall Street
                                New York, New York 10288
                                Telecopier No.: (212) 635-7923
                                Telephone No.:  (212) 635-7921
                                Attention:      Nina Russo-Valdes

              [Assignment, Acceptance and Amendment Signature Page]

                                ROYAL BANK OF CANADA

                                By: /s/ TOM J. OBERAIGNER
                                   ---------------------------------------------
                                Name:   Tom J. Oberaigner
                                     -------------------------------------------
                                Title:  Senior Manager
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                One Liberty Plaza, 4th Floor
                                365 Broadway
                                New York, NY 10006

                                Address for Notices:

                                One Liberty Plaza, 4th Floor
                                365 Broadway
                                New York, NY 10006
                                Telecopier No.: (416) 955-6720
                                Telephone No.:  (416) 955-6714
                                Attention:      Claro Albay

                                Copy To:

                                2800 Post Oak Blvd.
                                Houston, TX 77002
                                Telecopier No.: (713) 403-5624
                                Telephone No.:  (713) 403-5678
                                Attention:      Tom Oberaigner


              [Assignment, Acceptance and Amendment Signature Page]

                                SOCIETE GENERALE, SOUTHWEST AGENCY

                                By: /s/ J. DOUGLAS MCMURREY, JR.
                                   ---------------------------------------------
                                Name:   J. Douglas McMurrey, Jr.
                                     -------------------------------------------
                                Title:  Managing Director
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                Trammel Crow Center
                                2001 Ross Avenue
                                Dallas, Texas  75201

                                Address for Notices:

                                Trammel Crow Center
                                2001 Ross Avenue
                                Dallas, Texas  75201
                                Telecopier No.: (214) 979-2764
                                Telephone No.:  (214) 754-0171
                                Attention:      Ralph Saheb

                                Copy To:

                                Societe Generale, Southwest Agency
                                1111 Bagby
                                Suite 2020
                                Houston, Texas  77002
                                Attention:  Elizabeth W. Hunter
                                Telephone No.   (713) 759-6330
                                Telecopier No.: (713) 650-0824


              [Assignment, Acceptance and Amendment Signature Page]

                                SOCIETE GENERALE FINANCIAL CORPORATION

                                By: /s/ POWELL ROBINSON III
                                   ---------------------------------------------
                                Name:   Powell Robinson III
                                     -------------------------------------------
                                Title:  First Vice President
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                1221 Avenue of the Americas
                                New York, New York  10020

                                Address for Notices:

                                1221 Avenue of the Americas
                                New York, New York  10020
                                Telecopier No.: (212) 278-6446
                                Telephone No.:  (212) 278-7310
                                Attention:      Paul Sottnik


              [Assignment, Acceptance and Amendment Signature Page]

ASSIGNEE:                       DELOS OFFSHORE COMPANY, L.L.C.

                                By: /s/ KEITH B. FORMAN
                                   ---------------------------------------------
                                Name:   Keith B. Forman
                                     -------------------------------------------
                                Title:  Vice President and CFO
                                      ------------------------------------------


              [Assignment, Acceptance and Amendment Signature Page]

IBOJ:                           THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                NEW YORK BRANCH

                                By: /s/ HIRO-FUMI SUGANO
                                   ---------------------------------------------
                                Name:   Hiro-Fumi Sugano
                                     -------------------------------------------
                                Title:  Senior Vice President, Houston Office
                                      ------------------------------------------

                                Funding Office for Base Rate
                                Loans and Eurodollar Loans:

                                1251 Avenue of the Americas
                                New York, New York 10020

                                Address for Notices:

                                Mr. Andrew Encarnacion
                                1251 Avenue of the Americas
                                New York, New York  10020
                                Telecopier No.: (212) 282-4065
                                Telephone No.:  (212) 282-4480


              [Assignment, Acceptance and Amendment Signature Page]

TRUSTEE:                        STATE STREET BANK AND TRUST COMPANY,
                                not in its individual capacity but solely as Trustee

                                By: /s/ JULIE A. BALEMA
                                   ---------------------------------------------
                                Name:   Julie A. Balema
                                     -------------------------------------------
                                Title:  Assistant Vice President
                                      ------------------------------------------


              [Assignment, Acceptance and Amendment Signature Page]

AGENT:                          THE CHASE MANHATTAN BANK, as Agent

                                By: /s/ STEVEN WOOD
                                   ---------------------------------------------
                                Name:   Steven Wood
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


              [Assignment, Acceptance and Amendment Signature Page]

EPNG:                           EL PASO NATURAL GAS COMPANY

                                By: /s/ JOHN HOPPER
                                   ---------------------------------------------
                                Name:   John Hopper
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


EL PASO:                        EL PASO CORPORATION

                                By: /s/ JOHN HOPPER
                                   ---------------------------------------------
                                Name:   John Hopper
                                     -------------------------------------------
                                Title:  Vice President
                                      ------------------------------------------


THE COMPANY:                    EL PASO NEW CHACO COMPANY, L.L.C.

                                By: /s/ D. MARK LELAND
                                   ---------------------------------------------
                                Name:   D. Mark Leland
                                     -------------------------------------------
                                Title:  Senior Vice President
                                      ------------------------------------------

                                Principal Place of Business:

                                El Paso Corporation Building
                                1001 Louisiana Street
                                Houston, Texas  77002

                                Chief Executive Offices:

                                El Paso Corporation Building
                                1001 Louisiana Street
                                Houston, Texas  77002


              [Assignment, Acceptance and Amendment Signature Page]

                                   Schedule 1
                                       to
                      Assignment, Acceptance and Amendment
                              Dated October 4, 2001

                       ASSIGNOR: THE CHASE MANHATTAN BANK

Section 1.

         Percentage Share                                                                    16.108247%

Section 2.

         Aggregate Outstanding Principal
         Amount of Loans owing to the Assignee:                                         $12,069,129.52

         Note payable to the order of the Assignee
                                                                     Dated:            _________, 2001
                                                          Principal amount:             $12,069.129.52

Section 3.

Effective Date: October 4, 2001


THE CHASE MANHATTAN BANK                     DELOS OFFSHORE COMPANY, L.L.C.



By:                                          By:
   ---------------------------------            --------------------------------
Title:                                       Title:
                                             Address for notices:
                                             Four Greenway Plaza
                                             Houston, Texas 77046


               [Assignment, Acceptance and Amendment - Schedule 1]